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                                                                  Investments(R)

Pioneer
Real Estate
Shares

SEMIANNUAL REPORT 6/30/01

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                                      1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                7

Schedule of Investments                                                       10

Financial Statements                                                          12

Notes to Financial Statements                                                 20

Trustees, Officers and Service Providers                                      25

Retirement Plans from Pioneer                                                 26

Programs and Services for Pioneer Shareowners                                 28

Pioneer Real Estate Shares

LETTER FROM THE PRESIDENT 6/30/01

Dear Shareowner,
--------------------------------------------------------------------------------
The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer, we have always viewed interim price declines as chances to uncover good investments. When prices are low the best values often emerge and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

Quarterly updates now on the worldwide web

As you probably know, you have been receiving quarterly, semiannual and annual reports for your fund. You may not be aware that the information in the quarterly reports is largely duplicated on our website. In addition, the cost to the fund's shareowners of putting up-to-date data on the worldwide web is much lower than the expense of printing and mailing reports. For those reasons, we have decided to discontinue your fund's quarterly reports; instead, we will post performance, largest holdings and other relevant facts and figures for the fund at www.pioneerfunds.com. The savings realized are substantial and will help keep fund expenses low. Of course, you will continue to receive semiannual and annual reports as before.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Real Estate Shares

PORTFOLIO SUMMARY 6/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks              93%
Short-Term Cash Equivalents      4%
International Common Stocks      3%

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

Real Estate Investment Trusts   95%
Real Estate Services             3%
Lodging-hotels                   2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Equity Office Properties               6. Reckson Associates Realty
    Trust                          8.20%      Corp.                        4.11%
 2. Equity Residential Property            7. Liberty Property Trust       3.83
    Trust                          6.12
 3. Archstone Communities                  8. Prentiss Properties Trust    3.80
    Trust                          4.33
 4. Apartment Investment &                 9. Simon DeBartolo Group Inc.   3.49
    Management Co.                 4.25
 5. Duke Realty Investment, Inc.   4.15   10. Trizec Hahn Corp.            3.42

Fund holdings will vary for other periods.


2
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Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/01                                        CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $15.60        $15.04

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00-6/30/01)            Dividends     Capital Gains     Capital Gains
                              $0.340            --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 2001)

                Net Asset   Public Offering
Period            Value          Price*
Life-of-Class      8.36%          7.53%
(10/25/93)
5 Years           10.25           8.96
1 Year            19.63          12.77

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[MOUNTAIN CHART]

Growth of $10,000+

          Pioneer         Wilshire
        Real Estate      Real Estate     S&P 500
          Shares*     Securities Index    Index
10/93      9425            10000          10000
           9184            10037           9553
           9409             9701           9884
           9206            10175           9709
6/95       9558            12225          10170
          10321            13985          11034
          10858            15394          12046
          14083            17186          15103
6/97      14839            20725          16088
          16863            22914          18093
          15773            26965          17133
          13528            29449          14941
6/99      14191            33084          15954
          12892            35632          14464
          14787            35472          16665
          16669            32386          18910
6/01      17689            30224          20765

+ Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

      Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/01                                        CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $15.47        $14.94

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00-6/30/01)            Dividends     Capital Gains     Capital Gains
                              $0.290            --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 2001)

Period          If Held   If Redeemed*
Life-of-Class     9.52%       9.40%
(1/31/96)
5 Years           9.44        9.30
1 Year           18.66       14.66

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

[MOUNTAIN CHART]

Growth of $10,000

          Pioneer         Wilshire
        Real Estate      Real Estate     S&P 500
          Shares*     Securities Index    Index
1/96      10000            10000          10000
6/96      10427            10660          10768
          13481            11902          13501
6/97      14156            14352          14381
          16023            15868          16174
6/98      14945            18673          15315
          12761            20393          13356
6/99      13329            22910          14261
          12065            24675          12930
6/00      13797            24565          14897
          15504            22427          16904
6/01      16271            20930          18562

      The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

      Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/01                                        CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $15.50        $14.96

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00-6/30/01)            Dividends     Capital Gains     Capital Gains
                               $0.290           --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 2001)

Period          If Held   If Redeemed*
Life-of-Class    9.52%        9.52%
(1/31/96)
5 Years          9.46         9.46
1 Year          18.59        18.59

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[MOUNTAIN CHART]

Growth of $10,000

          Pioneer         Wilshire
        Real Estate      Real Estate     S&P 500
          Shares*     Securities Index    Index
1/96      10000            10000          10000
6/96      10418            10660          10768
          13476            11902          13501
6/97      14150            14352          14381
          16019            15868          16174
6/98      14941            18673          15315
          12754            20393          13356
6/99      13312            22910          14261
          12064            24675          12930
6/00      13804            24565          14897
          15493            22427          16904
6/01      16369            20930          18562

      The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

      Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/01                                        CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $15.56        $15.01

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00-6/30/01)            Dividends     Capital Gains     Capital Gains
                              $0.390            --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns
(As of June 30, 2001)
Period          If Held   If Redeemed
Life-of-Class    2.34%        2.34%
(4/9/98)
1 Year          20.20        20.20

*     Assumes rein vestment of distributions.

[MOUNTAIN CHART]

Growth of $10,000+

          Pioneer         Wilshire
        Real Estate      Real Estate     S&P 500
          Shares*     Securities Index    Index
4/98      10000            10000          10000
6/98       9720            10237           9852
           8383             9220           8673
           8361            11180           8591
           7828            11736           8293
6/99       8791            12560           9173
           8059            11777           8298
           8018            13527           8317
           8219            13835           8550
6/00       9227            13467           9582
          10062            13338          10394
          10423            12295          10873
          10070            10840          10762
6/01      11092            11474          11940

+ Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

      Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


6
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Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

After a brief setback in the first quarter of 2001, your Fund surged ahead in the second quarter. The return to favor of large-company real estate companies, which lagged the overall market in the early months of the Fund's fiscal year, accounts for much of the renewed momentum. In the following interview, portfolio manager Jeff Caira discusses the factors influencing your Fund's rebound and his outlook for the coming months.

Q: What contributed to the rally of large-company real estate investment trusts (REITs)?

A: For the most part, large-company REITs rallied when investors resumed a broader strategy of investing across the entire real estate market rather than focusing on just one segment. Naturally, the increased demand pushed prices higher. In the early months of the period, investors pursued high-yielding real estate investments - almost regardless of the company's asset quality, property type or long-term prospects. These higher-yielding REITs, many of which tend to be smaller in market capitalization than the REITs your portfolio comprises, did not participate in last year's rally and appeared to be relatively undervalued. We avoided the temptation to jump on the proverbial bandwagon, believing that our commitment to well established real estate companies with strong management and strategic market presence would bear out over the longer term.

      Interestingly, our patience was rewarded rather quickly. Large-company REITs may have underperformed in the first three months of the reporting period; however, they produced gains during the second quarter well in excess of the first-quarter losses. For the six months ended June 30, 2001, the Fund's Class A, B and C shares generated total returns of 6.12%, 5.60% and 5.66%, respectively, at net asset value. Welcome as the Fund's recovery was, it did fall short of the 7.73% average return of 149 real estate funds tracked by Lipper, Inc. as well as the Fund's benchmark, the Wilshire Real Estate Securities Index, which rose 9.81%. (Lipper is an independent firm that measures mutual fund performance.) A modest representation in smaller-company REITs was largely behind the lag in the Fund's comparative results.

Q:    Which sectors contributed to the Fund's performance?

A: Despite evidence of an economic slowdown, hotel and retail REITs did surprisingly well. Investors were drawn to their low stock prices


                                                                               7
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Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                              (continued)

      and relatively high yields. When prospects turned out to be better than expected, stock prices reacted positively, since expectations were so low. We trimmed assets in the hotel sector late this spring - realizing profits and investing the proceeds in retail investments.

      The outlook for the retail sector is mixed, but we're finding attractive investment opportunities on a stock-by-stock basis. For some time, we've favored established, upper-scale malls rather than strip malls. Many of the shopping mall REITs owned by your Fund are undergoing facelifts rather than new construction. This positions the real estate company to increase their growth rates by raising rents rather than taking on new construction debt to finance growth. In recent months, however, we've been exploring the universe of strip malls. While this has not been an area of large investment for your Fund in the recent past, we think this segment of the retail sector offers more defensive qualities in a slowing economy. In addition to being well located, we look for strip malls that are anchored by grocery stores - preferably a national chain rather than a tenuous local store - since they are considered recession resistant. Pan Pacific Properties best exemplifies this strategy.

      Multi-family REITs also served the Fund well. Long-time holding Camden Property Trust owns properties in the southern half of the United States. With its large number of multi-family housing units in Houston, Texas, this REIT proved to be a good way to take advantage of high oil prices and improving economic prospects in a city experiencing high employment growth. A new holding, United Dominion Realty, has extensive multi-family holdings across the southern half of the United States. While many of this REIT's properties are located in higher-growth cities with low barriers to entry, a quality that runs contrary to our core investment philosophy, we've identified a catalyst (new management focused on maximizing operating efficiencies) that should impact the company positively near term.

Q:    Have California's difficulties affected the Fund negatively?

A: Indirectly, yes. We've limited the Fund's exposure to California by reducing its weighting in REITs with holdings there. However, we believe many of the REITs have been unfairly tarnished in the rush to judgment. California's economic malaise and energy crisis may cloud prospects for the foreseeable future, but the Fund's real-estate investments there are first-rate companies with excellent assets and


8
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Pioneer Real Estate Shares

      above-average long-term prospects in our estimation. Arden Realty is an example of a holding that owns office property primarily in Southern California that should weather the storm better than most. Since the company didn't experience the same level of rent spikes as some of its peers when the economy was strong, we don't think it will suffer the degree of rent declines expected of its competitors with concentration of properties in San Francisco or San Jose.

Q:    Is the current economic slowdown pressuring the office/industrial sector?

A: Yes. Office and industrial REITs lagged other sectors of the real estate market, particularly in the first three months of the Fund's fiscal year, but turned the corner this spring. One of the sector's most respected REITs and the Fund's largest holding, Equity Office Properties (EOP), announced its acquisition of Spieker Properties in February. With the merger, which became official on July 2, EOP will derive 75% of its income from properties in ten of the largest metropolitan markets and strengthen its dominant position in several of those locations.

Q:    What is your outlook?

A: With so many contradictory forces at play in the U.S. economy, it's hard to pinpoint a clear path. We're seeing evidence that demand for commercial real estate is slowing. Some businesses, which are contracting in the current environment, are delaying leasing decisions out of concern for their own prospects or in anticipation of lower leasing rates. However, long-term leases may help some REITs bridge an economic slowdown. On a more positive note, REITs provide an inflationary cushion in the form of relatively generous dividend yields, which still appear to be very secure. In addition, consumers remain the driving force behind today's economic growth and their willingness to spend is having a favorable impact on real estate fundamentals. Whatever the future holds for the U.S. economy for the balance of 2001, we believe the Fund is diversified across many well-managed real estate companies, which possess the ability to operate profitably in a slower growth environment.


                                                                               9
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Pioneer Real Estate Shares

SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)

Shares                                                                   Value
              COMMON STOCKS - 96.1%
              Consumer Cyclicals - 2.2%
              Lodging - Hotels - 2.2%
    46,400    Starwood Hotels & Resorts                             $ 1,729,792
                                                                    -----------
              Total Consumer Cyclicals                              $ 1,729,792
                                                                    -----------
              Financials - 93.9%
              Real Estate Investment Trusts - 90.6%
    38,000    AMB Property Corp.                                    $   978,880
    68,100    Apartment Investment & Management Co.                   3,282,420
   129,800    Archstone Communities Trust                             3,346,244
    46,700    Arden Realty Group, Inc.                                1,246,890
    47,000    AvalonBay Communities, Inc.                             2,197,250
    53,800    Boston Properties, Inc.                                 2,200,420
    70,800    Brandywine Realty Trust                                 1,589,460
    49,000    Camden Property Trust                                   1,798,300
    27,700    Charles E. Smith Residential Realty, Inc.               1,389,155
     7,000    Corporate Office Properties                                70,000
    90,000    Cousins Properties, Inc.                                2,416,500
   129,000    Duke Realty Investments, Inc.                           3,205,650
   200,182    Equity Office Properties Trust                          6,331,757
    83,600    Equity Residential Property Trust                       4,727,580
    49,300    Essex Property Trust, Inc.                              2,442,815
     5,000    First Industrial Realty Trust, Inc.                       160,700
    74,400    Franchise Finance Corporation of America                1,868,184
    35,400    General Growth Properties, Inc.                         1,393,344
    30,200    Glimcher Realty Trust                                     540,580
    50,600    Home Properties of NY, Inc.                             1,523,060
   164,350    Host Marriott Corp.                                     2,057,662
    54,200    Innkeepers USA Trust                                      649,316
    20,100    Kimco Realty Corp.                                        951,735
   100,000    Liberty Property Trust                                  2,960,000
    84,600    Mission West Properties Inc.                            1,023,660
    27,800    Pan Pacific Retail Properties, Inc.                       722,800
    48,200    Parkway Properties, Inc.                                1,699,050
   111,600    Prentiss Properties Trust                               2,935,080
    93,300    ProLogis Trust                                          2,119,776
    87,300    Public Storage, Inc.                                    2,588,445
     5,427    Public Storage, Inc. (Series A)                           133,070
   137,900    Reckson Associates Realty Corp.                         3,171,700

   The accompanying notes are an integral part of these financial statements.


10
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Pioneer Real Estate Shares

Shares                                                                   Value
              Real Estate Investment Trusts - (continued)
    90,000    Simon DeBartolo Group, Inc.                           $ 2,697,300
    13,400    Spieker Properties, Inc.                                  803,330
    24,000    Storage USA, Inc.                                         864,000
    75,500    The Macerich Co.                                        1,872,400
    30,600    United Dominion Realty Trust, Inc.                        439,110
    63,200    Vornado Realty Trust                                    2,467,328
                                                                    -----------
                                                                    $72,864,951
                                                                    -----------
              Real Estate Services - 3.3%
   145,000    Trizec Hahn Corp.                                     $ 2,637,550
                                                                    -----------
              Total Financials                                      $75,502,501
                                                                    -----------
              TOTAL COMMON STOCKS
              (Cost $62,257,455)                                    $77,232,293
                                                                    -----------
Principal
Amount
              TEMPORARY CASH INVESTMENT - 3.9%
              Commercial Paper - 3.9%
$3,176,000    Travelers Corp., 4.12%, 7/2/01                        $ 3,176,000
                                                                    -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $3,176,000)                                     $ 3,176,000
                                                                    -----------
              TOTAL COMMON STOCKS AND
              TEMPORARY CASH INVESTMENT - 100.0%
              (Cost $65,433,455) (a)(b)                             $80,408,293
                                                                    ===========

(a) At June 30, 2001 the net unrealized gain on investments based on cost for federal income tax purposes of $66,437,121 was as follows:

          Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost         $14,927,257

          Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value            (956,085)
                                                                    -----------
          Net unrealized gain                                       $13,971,172
                                                                    ===========

(b) At December 31, 2000, the Fund had a net capital loss carryforward of $15,505,059 which will expire between 2007 and 2008 if not utilized.

      Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001, aggregated $6,256,948 and $11,364,451, respectively.

   The accompanying notes are an integral part of these financial statements.


                                                                              11
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Pioneer Real Estate Shares

BALANCE SHEET 6/30/01 (unaudited)

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $3,176,000) (cost $65,433,455)                   $ 80,408,293
  Cash                                                                      159
  Receivables -
    Investment securities sold                                          985,881
    Fund shares sold                                                     81,846
    Dividends and interest                                              455,630
  Other                                                                     544
                                                                   ------------
      Total assets                                                 $ 81,932,353
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $    150,970
    Fund shares repurchased                                              55,938
  Due to affiliates                                                     172,268
  Accrued expenses                                                       42,679
                                                                   ------------
      Total liabilities                                            $    421,855
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $ 80,851,570
  Accumulated undistributed net investment income                        60,566
  Accumulated net realized loss on investments                      (14,376,476)
  Net unrealized gain on investments                                 14,974,838
                                                                   ------------
      Total net assets                                             $ 81,510,498
                                                                   ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $41,899,153/2,685,951 shares)                  $      15.60
                                                                   ============
  Class B (based on $32,477,189/2,099,436 shares)                  $      15.47
                                                                   ============
  Class C (based on $6,127,015/395,381 shares)                     $      15.50
                                                                   ============
  Class Y (based on $1,007,141/64,741 shares)                      $      15.56
                                                                   ============

MAXIMUM OFFERING PRICE:
  Class A                                                          $      16.55
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


12
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Pioneer Real Estate Shares

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended 6/30/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,806)    $2,261,536
  Interest                                                   75,049
                                                         ----------
        Total investment income                                      $2,336,585
                                                                     ----------
EXPENSES:
  Management fees                                        $  315,061
  Transfer agent fees
    Class A                                                  85,823
    Class B                                                  60,339
    Class C                                                  10,854
    Class Y                                                      32
  Distribution fees
    Class A                                                  47,291
    Class B                                                 159,720
    Class C                                                  28,913
  Custodian fees                                             12,223
  Registration fees                                          11,512
  Professional fees                                          16,220
  Administrative fees                                        14,842
  Fees and expenses of nonaffiliated trustees                 2,638
  Miscellaneous                                               4,643
                                                         ----------
        Total expenses                                               $  770,111
        Less fees paid indirectly                                        (4,496)
                                                                     ----------
        Net expenses                                                 $  765,615
                                                                     ----------
          Net investment income                                      $1,570,970
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                   $2,525,719
  Change in net unrealized gain on investments                          111,391
                                                                     ----------
    Net gain on investments                                          $2,637,110
                                                                     ----------
    Net increase in net assets resulting from operations             $4,208,080
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/01 and the Year Ended 12/31/00

                                                         Six Months Ended
                                                              6/30/01       Year Ended
                                                            (unaudited)      12/31/00
FROM OPERATIONS:
Net investment income                                      $  1,570,970    $  3,295,828
Net realized gain (loss) on investments                       2,525,719        (363,316)
Change in net unrealized gain (loss) on investments             111,391      16,390,369
                                                           ------------    ------------
    Net increase in net assets resulting
      from operations                                      $  4,208,080    $ 19,322,881
                                                           ------------    ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.34 and $0.50 per share, respectively)        $   (913,165)   $ (1,401,089)
  Class B ($0.29 and $0.43 per share, respectively)            (618,501)       (998,029)
  Class C ($0.29 and $0.42 per share, respectively)            (113,569)       (190,584)
  Class Y ($0.39 and $0.55 per share, respectively)             (27,888)        (37,220)
Tax return of capital:
  Class A ($0.00 and $0.14 per share, respectively)                  --        (406,207)
  Class B ($0.00 and $0.13 per share, respectively)                  --        (297,879)
  Class C ($0.00 and $0.12 per share, respectively)                  --        (56,600)
  Class Y ($0.00 ans $0.16 per share, respectively)                  --        (11,411)
                                                           ------------    ------------
Total distributions to shareowners                         $ (1,673,123)   $ (3,399,019)
                                                           ------------    ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  7,734,471    $ 20,540,504
Reinvestment of distributions                                 1,348,075       2,676,739
Cost of shares repurchased                                  (16,556,870)    (33,346,469)
                                                           ------------    ------------
  Net decrease in net assets resulting from
    fund share transactions                                $ (7,474,324)   $(10,129,226)
                                                           ------------    ------------
  Net increase (decrease) in net assets                    $ (4,939,367)   $  5,794,636

NET ASSETS:
Beginning of period                                          86,449,865      80,655,229
                                                           ------------    ------------
End of period (including accumulated undistributed net
  investment income of $60,566 and $162,719,
  respectively)                                            $ 81,510,498    $ 86,449,865
                                                           ============    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

                                '01 Shares    '01 Amount
                                (unaudited)   (unaudited)    '00 Shares     '00 Amount
CLASS A
Shares sold                       276,366     $ 4,108,577       586,103    $  8,149,923
Reinvestment of distributions      55,078         815,995       115,601       1,585,422
Less shares repurchased          (513,291)     (7,550,211)   (1,127,239)    (14,866,514)
                                 --------     -----------    ----------    ------------
      Net decrease               (181,847)    $(2,625,639)     (425,535)   $ (5,131,169)
                                 ========     ===========    ==========    ============

CLASS B
Shares sold                       203,146     $ 3,003,765       758,841    $ 10,629,443
Reinvestment of distributions      28,939         425,704        63,402         868,292
Less shares repurchased          (531,709)     (7,715,744)   (1,152,755)    (15,029,445)
                                 --------     -----------    ----------    ------------
      Net decrease               (299,624)    $(4,286,275)     (330,512)   $ (3,531,710)
                                 ========     ===========    ==========    ============

CLASS C
Shares sold                        37,770     $   561,358        89,453    $  1,205,945
Reinvestment of distributions       5,323          78,488        12,839         174,413
Less shares repurchased           (67,326)       (984,588)     (224,580)     (2,947,955)
                                 --------     -----------    ----------    ------------
      Net decrease                (24,233)    $  (344,742)     (122,288)   $ (1,567,597)
                                 ========     ===========    ==========    ============

CLASS Y
Shares sold                         4,144     $    60,771        39,929    $    555,193
Reinvestment of distributions       1,892          27,888         3,515          48,612
Less shares repurchased           (20,993)       (306,327)      (38,398)       (502,555)
                                 --------     -----------    ----------    ------------
   Net increase (decrease)        (14,957)    $  (217,668)        5,046    $    101,250
                                 ========     ===========    ==========    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/01

                                                         Six Months Ended
                                                              6/30/01     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
CLASS A
Net asset value, beginning of period                         $ 15.04       $ 12.18     $ 13.46     $ 17.81     $  15.52    $ 12.02
                                                             -------       -------     -------     -------     --------    -------
Increase (decrease) from investment operations:
  Net investment income                                      $  0.33       $  0.64     $  0.65     $  0.56     $   0.41    $  0.42
  Net realized and unrealized gain (loss) on investments        0.57          2.86       (1.28)      (4.05)        2.61       3.82
                                                             -------       -------     -------     -------     --------    -------
    Net increase (decrease) from investment operations       $  0.90       $  3.50     $ (0.63)    $ (3.49)    $   3.02    $  4.24
Distributions to shareowners:
  Net investment income                                        (0.34)        (0.50)      (0.60)      (0.51)       (0.36)     (0.40)
  Net realized gain                                               --            --          --       (0.27)       (0.23)     (0.34)
  Tax return of capital                                           --         (0.14)      (0.05)      (0.08)       (0.14)        --
                                                             -------       -------     -------     -------     --------    -------
Net increase (decrease) in net asset value                   $  0.56       $  2.86     $ (1.28)    $ (4.35)    $   2.29    $  3.50
                                                             -------       -------     -------     -------     --------    -------
Net asset value, end of period                               $ 15.60       $ 15.04     $ 12.18     $ 13.46     $  17.81    $ 15.52
                                                             =======       =======     =======     =======     ========    =======
Total return*                                                   6.12%        29.31%      (4.70)%    (19.77)%      19.74%     36.45%
Ratio of net expenses to average net assets +                   1.62%**       1.65%       1.69%       1.69%        1.65%      1.71%
Ratio of net investment income to average net assets +          4.32%**       4.56%       4.45%       3.29%        2.51%      3.52%
Portfolio turnover rate                                           16%**         25%         39%         11%          28%        47%
Net assets, end of period (in thousands)                     $41,899       $43,129     $40,113     $67,619     $115,772    $72,572
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
  Net expenses                                                  1.62%**       1.65%       1.83%       1.69%        1.65%      2.09%
  Net investment income                                         4.32%**       4.56%       4.31%       3.29%        2.51%      3.14%
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                  1.61%**       1.63%       1.67%       1.67%        1.63%      1.69%
  Net investment income                                         4.33%**       4.58%       4.47%       3.31%        2.53%      3.54%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/01

                                                         Six Months Ended
                                                              6/30/01     Year Ended  Year Ended  Year Ended  Year Ended  1/31/96 to
                                                            (unaudited)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
CLASS B
Net asset value, beginning of period                         $ 14.94       $ 12.11     $ 13.38     $ 17.70      $ 15.45   $ 12.09
                                                             -------       -------     -------     -------      -------   -------
Increase (decrease) from investment operations:
  Net investment income                                      $  0.26       $  0.52     $  0.52     $  0.45      $  0.28   $  0.35
  Net realized and unrealized gain (loss) on investments        0.56          2.87       (1.25)      (4.03)        2.60      3.73
                                                             -------       -------     -------     -------      -------   -------
    Net increase (decrease) from investment operations       $  0.82       $  3.39     $ (0.73)    $ (3.58)     $  2.88   $  4.08
Distributions to shareowners:
  Net investment income                                        (0.29)        (0.43)      (0.49)      (0.42)       (0.29)    (0.35)
  In excess of net investment income                              --            --          --          --           --     (0.03)
  Net realized gain                                               --            --          --       (0.27)       (0.23)    (0.34)
  Tax return of capital                                           --         (0.13)      (0.05)      (0.05)       (0.11)       --
                                                             -------       -------     -------     -------      -------   -------
Net increase (decrease) in net asset value                   $  0.53       $  2.83     $ (1.27)    $ (4.32)     $  2.25   $  3.36
                                                             -------       -------     -------     -------      -------   -------
Net asset value, end of period                               $ 15.47       $ 14.94     $ 12.11     $ 13.38      $ 17.70   $ 15.45
                                                             =======       =======     =======     =======      =======   =======
Total return*                                                   5.60%        28.50%      (5.45)%    (20.36)%      18.85%    34.81%
Ratio of net expenses to average net assets +                   2.34%**       2.39%       2.45%       2.45%        2.39%     2.33%**
Ratio of net investment income to average net assets +          3.59%**       3.82%       3.75%       2.77%        1.82%     3.73%**
Portfolio turnover rate                                           16%**         25%         39%         11%          28%       47%
Net assets, end of period (in thousands)                     $32,477       $35,848     $33,069     $55,407      $82,695   $26,379
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                                  2.34%**       2.39%       2.59%       2.45%        2.39%     2.45%**
  Net investment income                                         3.59%**       3.82%       3.61%       2.77%        1.82%     3.61%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                  2.33%**       2.38%       2.44%       2.44%        2.36%     2.30%**
  Net investment income                                         3.60%**       3.83%       3.76%       2.78%        1.85%     3.76%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/01

                                                         Six Months Ended
                                                              6/30/01     Year Ended  Year Ended  Year Ended  Year Ended  1/31/96 to
                                                            (unaudited)    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
CLASS C
Net asset value, beginning of period                          $14.96        $12.12      $13.37     $ 17.70      $ 15.46    $12.09
                                                              ------        ------      ------     -------      -------    ------
Increase (decrease) from investment operations:
  Net investment income                                       $ 0.27        $ 0.51      $ 0.52     $  0.45      $  0.29    $ 0.34
  Net realized and unrealized gain (loss) on investments        0.56          2.87       (1.24)      (4.04)        2.59      3.73
                                                              ------        ------      ------     -------      -------    ------
    Net increase (decrease) from investment operations        $ 0.83        $ 3.38      $(0.72)    $ (3.59)     $  2.88    $ 4.07
Distributions to shareowners:
  Net investment income                                        (0.29)        (0.42)      (0.48)      (0.42)       (0.30)    (0.34)
  In excess of net investment income                              --            --          --          --           --     (0.02)
  Net realized gain                                               --            --          --       (0.27)       (0.23)    (0.34)
  Tax return of capital                                           --         (0.12)      (0.05)      (0.05)       (0.11)       --
                                                              ------        ------      ------     -------      -------    ------
Net increase (decrease) in net asset value                    $ 0.54        $ 2.84      $(1.25)    $ (4.33)     $  2.24    $ 3.37
                                                              ------        ------      ------     -------      -------    ------
Net asset value, end of period                                $15.50        $14.96      $12.12     $ 13.37      $ 17.70    $15.46
                                                              ======        ======      ======     =======      =======    ======
Total return*                                                   5.66%        28.42%      (5.41)%    (20.38)%      18.86%    34.76%
Ratio of net expenses to average net assets +                   2.33%**       2.40%       2.52%       2.41%        2.35%     2.35%**
Ratio of net investment income to average net assets +          3.60%**       3.78%       3.63%       2.67%        1.88%     3.66%**
Portfolio turnover rate                                           16%**         25%         39%         11%          28%       47%
Net assets, end of period (in thousands)                      $6,127        $6,276      $6,566     $12,735      $24,227    $6,699
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                                  2.33%**       2.40%       2.66%       2.41%        2.35%     2.48%**
  Net investment income                                         3.60%**       3.78%       3.49%       2.67%        1.88%     3.53%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                  2.32%**       2.38%       2.51%       2.40%        2.32%     2.32%**
  Net investment income                                         3.61%**       3.80%       3.64%       2.68%        1.91%     3.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/01

                                                         Six Months Ended
                                                              6/30/01     Year Ended  Year Ended  4/9/98 to
                                                            (unaudited)    12/31/00    12/31/99   12/31/98
CLASS Y
Net asset value, beginning of period                          $15.01        $12.16      $13.46      $17.52
                                                              ------        ------      ------      ------
Increase (decrease) from investment operations:
  Net investment income                                       $ 0.37        $ 0.72      $ 0.70      $ 0.47
  Net realized and unrealized gain (loss) on investments        0.57          2.84       (1.25)      (3.76)
                                                              ------        ------      ------      ------
    Net increase (decrease) from investment operations        $ 0.94        $ 3.56      $(0.55)     $(3.29)
Distributions to shareowners:
  Net investment income                                        (0.39)        (0.55)      (0.70)      (0.44)
  Net realized gain                                               --            --          --       (0.27)
  Tax return of capital                                           --         (0.16)      (0.05)      (0.06)
                                                              ------        ------      ------      ------
Net increase (decrease) in net asset value                    $ 0.55        $ 2.85      $(1.30)     $(4.06)
                                                              ------        ------      ------      ------
Net asset value, end of period                                $15.56        $ 15.01     $12.16      $13.46
                                                              ======        =======     ======      ======
Total return*                                                   6.41%        29.99%      (4.10)%    (18.78)%
Ratio of net expenses to average net assets +                   0.96%**       1.02%       1.10%       1.21%**
Ratio of net investment income to average net assets +          4.95%**       5.16%       5.14%       4.31%**
Portfolio turnover rate                                           16%**         25%         39%         11%
Net assets, end of period (in thousands)                      $1,007        $1,196        $907      $1,362
Ratios assuming no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                                  0.96%**       1.02%       1.24%       1.21%**
  Net investment income                                         4.95%**       5.16%       5.00%       4.31%**
Ratios assuming waiver of management fees by PIM and
reduction for fees paid indirectly:
  Net expenses                                                  0.96%**       1.02%       1.10%       1.21%**
  Net investment income                                         4.95%**       5.16%       5.14%       4.31%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
 +    Ratio assuming no reduction for fees paid indirectly. *

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Real Estate Shares

      Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)                       (cont'd)

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano, S.p.A. (UniCredito Italiano), earned $6,754 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2001.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $55,224 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Real Estate Shares

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $79,377 in transfer agent fees payable to PIMSS at June 30, 2001.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $37,667 in distribution fees payable to PFD at June 30, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $56,332 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $4,496 under such arrangements.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)                       (cont'd)

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

Pioneer Real Estate Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                       Officers
John F. Cogan, Jr., Chairman   John F. Cogan, Jr., President
Mary K. Bush                   David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.        Vincent Nave, Treasurer
Margaret B.W. Graham           Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


Most retirement plan withdrawals must meet specific conditions to avoid penalties

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                             10295-00-0801
                                         (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
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